EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the incorporation by reference in this Registration Statement of NATIONAL COAL CORP. on Form S-8 of our report dated February 17, 2006, included in the Annual Report on Form 10-K of NATIONAL COAL CORP. for the fiscal year ended December 31, 2007.



                                          /s/ Gordon, Hughes & Banks, LLP
                                          ----------------------------------
                                          GORDON, HUGHES & BANKS, LLP

Greenwood Village, Colorado
April 14, 2008